SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

CODESMART HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-180653	45-4523372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Seventh Avenue, 7th Floor
New York, NY 10001
(Address of Principal Executive Offices)

646-248-8550
(Registrant’s telephone number)

 (former name or former address, if changed since last report)
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On April 29, 2014, CodeSmart Holdings, Inc. (the “Company”) executed a Securities Purchase Agreement (the “SPA”), with Hangover Holdings I, LLC, a New York corporation (the “Investor”) for the sale of a Convertible Promissory Note (the “Note”) to purchase shares of common stock, par value $.0001 per share (“Common Stock”) for gross proceeds of $102,000 (the “Offering”).  The Offering was funded and closed on April 30, 2014. The Note accrues interest at 12% per annum and will be due on April 29, 2015 (“Maturity Date”). The Investor has the right to convert the Note from time to time at the conversion price which equals to 62% of the Market Price (as defined below) subject to adjustments set forth in the Note. The “Market Price” means the volume-weighted average price for the Common Stock during the three (3) trading day period prior to conversion.

The foregoing description of the terms of the SPA and the Note is qualified in its entirety by reference to the provisions of the Securities Purchase Agreement, dated April 29, 2014 and the Note which are included as Exhibit 10.1 and Exhibit 4.1 to this Current Report, respectively and are incorporated by reference herein.

Also on April 29, 2014, the Company, Group 10 Holdings, LLC (“Group 10”), Magna Group, LLC (“Magna”) entered into an Assignment Agreement (the “Assignment Agreement”), where Group 10 sold and assigned to Magna the convertible debenture (the “Original Debenture”) that it originally acquired on August 29, 2013. Pursuant to the Assignment Agreement, the Company agreed to issue a new form of note (the “Assignment Note”) in replacement of the Original Debenture. The Assignment Note is of the principal amount of $228,750.41 which is the sum of the original principal amount and the accrued interest of the Original Debenture. The Assignment Note accrues interest at 12% per annual and will be due on April 22, 2015.  Magna will have the right to convert the Assignment Note at the conversion price which equals to 62% of the volume-weighted average price for the Common Stock during the three (3) trading day period prior to conversion.

The foregoing description of the terms of the Assignment Agreement and the Assignment Note is qualified in its entirety by reference to the provisions of the Assignment Agreement, dated April 29, 2014 and the Assignment Note which are included as Exhibit 10.2 and Exhibit 4.2 to this Current Report, respectively and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The above referenced issuance of the Company’s securities was not registered under the Securities Act of 1933, as amended (the “1933 Act”), and the Company relied on an exemption from registration provided by Rule 506(c) of Regulation D promulgated under the 1933 Act for such issuance.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

4.1	Form of Note issued to Hangover Holdings I, LLC.

4.2	Form of Assignment Note issued to Magna Group, LLC.

10.1	Securities Purchase Agreement, dated April 29, 2014, by and between the Company and Hangover Holdings I, LLC.

10.2	Assignment Agreement, dated April 29, 2014, among the Company, Group 10 Holdings, LLC and Magna Group, LLC

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CodeSmart Holdings, Inc.

Date: May 5, 2014	By:	/s/ Ira Shapiro
Name: Ira Shapiro
Title: Chief Executive Officer

 3